SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K/A
                                  CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported): April 24, 2000

                                AMERICASBANK CORP.
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              (Exact name of registrant as specified in its charter)


      Maryland                    000-22925                 52-1948980
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(State or other jurisdict   (Commission File Number)     (I.R.S. Employer
  of incorporation)                                     Identification No.)

                       500 York Road
                       Towson, Maryland                    21204
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           (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code: (410) 823-0500
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          (Former name or former address, if changed since last report.)

    The Registrant hereby amends and restates Item 4, Changes in Registrant's Certifying Accountant, and Item 7, Financial Statements and Exhibits, of its Current Report on Form 8-K dated April 14, 2000 in its entirety as set forth herein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

    (i) Effective as of April 10, 2000, the Audit Committee of the Board of Directors of AmericasBank Corp. (the "Company") dismissed Arthur Andersen LLP as the Company's independent accountants, and appointed Keller Bruner & Company, LLP as the Company's independent accountants.

    (ii) The Company, during the two most recent fiscal years and any subsequent interim period prior to the engagement of the new accounting firm, did not consult with the new accounting firm with regard to any of the matters listed in
Item 304(a)(2) of Regulation S-B.

    (iii) The reports of Arthur Andersen LLP on the Company's consolidated financial statements as of and for the years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles.

    (iv) The decision to change independent accountants was recommended by the Company's Audit Committee.

    (v) During the two most recent fiscal years and through the date of this report, the Company has not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement (s), if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference thereto in their report on the consolidated financial statements of the Company for such periods.

    (vi) During the Company's two most recent fiscal years and through the date of this report, the Company has not had any reportable events as defined in Item 304(a)(1)(B) of Regulation S-B.

    (vii) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. This letter is filed by the Registrant as
Exhibit 16 to this Amendment to Form 8-K in accordance with the requirements of
Item 304 of Regulation S-B.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) The following exhibits are hereby made a part of this Form 8-K/A:

        Exhibit 16.  Letter re change in certifying accountant

                                    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICASBANK CORP.


Date: April 24, 2000     By: /s/ Kenneth D. Pezzulla
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                            Kenneth D. Pezzulla
                            Chairman of the Board

                                   EXHIBIT INDEX


Exhibit No.            Description

Exhibit 16             Letter re Change in Certifying Accountant